VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 29th day of March, 1994.



                                  /s/  Sumner M. Redstone
                                  -----------------------
                                    Sumner M. Redstone

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 25th day of February 1994.



                                  /s/  George S. Abrams
                                  ----------------------
                                    George S. Abrams

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 2nd day of March 1994.



                                  /s/  Ken Miller
                                  ----------------------
                                    Ken Miller

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February 1994.



                                  /s/  Brent D. Redstone
                                  ----------------------
                                    Brent D. Redstone

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 2nd day of March 1994.


                                  /s/  William Schwartz
                                  ----------------------
                                    William Schwartz

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 4th day of March 1994.



                                  /s/  William C. Ferguson
                                  ------------------------
                                    William C. Ferguson

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February 1994.



                                  /s/  Frederic V. Salerno
                                  ------------------------
                                    Frederic V. Salerno

                         VIACOM INC.

                      Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 1994.



                                  /s/  H. Wayne Huizenga
                                  ----------------------
                                    H. Wayne Huizenga